Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned David Harlow, Chief Executive Officer and Kevin Lawrence, Chief Financial Officer of BancFirst Corporation (the “Company”), do hereby certify that:

(1)

The Quarterly Report on Form 10-Q for the period ended June 30, 2018 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Harlow
David Harlow
President and Chief Executive Officer
(Principal Executive Officer)
August 9, 2018

/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)
August 9, 2018